SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             Form 8-K


                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 30,
1997

                FIRST OF AMERICA BANK CORPORATION
      (Exact name of registrant as specified in its charter)

       Michigan              1-10534             38-1971791
   (State or other       (Commission File      (IRS Employer
     jurisdiction            Number)         Identification No.)
  of incorporation)

     211 South Rose Street, Kalamazoo, Michigan      49007
      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  616-376-9000

                          Not Applicable
  (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

     On November 30, 1997 First of America Bank Corporation, a Michigan Corporation ("First of America"), and National City Corporation, a Delaware corporation ("National City"), and each a bank holding company registered under the Bank Holding Company Act of 1956, as amended, entered into an Agreement and Plan of Merger ("Merger Agreement") providing for the merger of First of America into National City or a wholly owned subsidiary thereof (the "Merger"). The description of the Merger Agreement set forth in this Report is qualified in its entirety by the copy of the Merger Agreement filed herewith as Exhibit 2.1 and incorporated herein by reference. A copy of the press release issued by NCC and FOA on December 1, 1997 is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

     Pursuant to the Merger Agreement, each share of the common stock, par value $10.00 per share, of First of America ("FOA Common Stock") outstanding at the effective time of the Merger (the "Effective Time") will be converted into 1.2 shares (the "Conversion Ratio") of the common stock, par value $4.00 per share, of National City ("NCC Common Stock"), plus cash in lieu of fractional shares.

     The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests. The parties currently anticipate consummating the Merger during the second quarter of 1998.

     The Merger Agreement provides that each employee or director stock option or other right to purchase shares of FOA Common Stock outstanding at the Effective Time under the stock option and other stock-based compensation plans of First of America (each a "FOA Plan") will be converted into a right to purchase shares of NCC Common Stock in accordance with the terms of the FOA Plan and option agreement by which it is evidenced, except that from and after the Effective Time (i) the number of shares of NCC Common Stock subject to each such FOA option shall be equal to the number of shares of FOA Common Stock subject to such option immediately before the effective time multiplied by the Conversion Ratio, and (ii) the exercise price per share of NCC Common Stock purchasable under such FOA option shall be the number specified in the FOA option divided by the Conversion Ratio.

     Consummation of the Merger is subject to various conditions, including: (i) receipt of the requisite approvals by the shareholders of First of America and the stockholders of National City of the Merger Agreement and matters related to the Merger;
(ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities; (ii) receipt of opinions as to the tax-free reorganization and pooling of interests accounting treatment of the Merger; (iv) listing on the New York Stock Exchange of the NCC Common Stock to be issued in the Merger; and
(v) satisfaction of certain other conditions.
     Among other reasons, the Merger Agreement may be terminated by First of America if, during the 15-day period beginning on the date the Board of Governors of the Federal Reserve Board (the


"FRB") approves the Merger (the "FRB Approval Date"), both (i) the average closing price of NCC Common Stock for the 20 consecutive trading days ending on the third trading day before the FRB Approval Date (the "NCC Average Price") is less than $53.375 and (ii) the number obtained by dividing the NCC Average Price by $66.75 (the closing price of NCC Common Stock on November 28, 1997) is less than the number obtained by (A) dividing the average of the closing prices of a specified index of bank stocks during the above-described 20-day period by the closing price of such index on November 28, 1997 and (B) subtracting 0.20.

     The Merger Agreement and the Merger will be submitted for approval at meetings of the shareholders of First of America and the stockholders of National City. Before those meetings, National City will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the NCC Common Stock to be issued First of America shareholders in the Merger and including a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

     Following consummation of the Merger, Richard F. Chormann, Chairman, President and Chief Executive Officer of First of America, will become a Vice Chairman of National City. David A. Daberko will remain Chairman and Chief Executive Officer of National City. In addition, five current members of the Board of Directors of First of America, including Mr. Chormann, will be added to the Board of Directors of National City.

     In connection with the Merger Agreement, First of America and National City entered into the following stock option agreements, each dated November 30, 1997: (i) a Stock Option Agreement (the "FOA Option Agreement") pursuant to which First of America granted to National City an option to purchase, under certain circumstances, up to 16,813,611 shares of FOA Common
Stock at a price, subject to certain adjustments, of $58.75 per share (the "FOA Option"); and (ii) a Stock Option Agreement (the
"NCC Option Agreement") pursuant to which National City granted to First of America an option to purchase, under certain circumstances, up to 21,110,884 shares of NCC Common Stock at a price, subject to certain adjustments of $66.75 per share (the
"NCC Option," and together with the FOA Option Agreement and FOA Option, the "Option Agreements" and the "Options," respectively).
The descriptions of the FOA Option Agreement and NCC Option
Agreement set forth in this Report are qualified in their entirety by the copies of the FOA Option Agreement and the NCC
Option Agreement filed herewith as Exhibits 2.2 and 2.3, respectively, and each of which is incorporated herein by reference. Each of the Options is exercisable upon the occurrence of certain events, none of which has occurred as of the date of this Report. The FOA Option, if exercised in full, would result in National City beneficially owning, before giving effect to the exercise of the FOA Option, 19.9 percent of the number of shares of FOA Common Stock outstanding. The NCC
Option, if exercised in full, would result in First of America beneficially owning, before giving effect to the exercise of the NCC Option, 10.0 percent of the number of shares of NCC Common
Stock outstanding. The Options were granted by the respective parties as conditions and inducements to each other's entry into


the Merger Agreement. Under certain circumstances, the respective issuers of the Options may be required to repurchase the Options or the shares acquired pursuant to exercise thereof.

     In connection with the Merger Agreement and the FOA Option Agreement, First of America amended its Rights Agreement, dated as of July 18, 1990 (as amended, the "Rights Agreement") between First of America and First of America Bank, N.A. (formerly known as First of America Bank-Michigan, N.A.), as Rights Agent, to provide that the Merger Agreement and the FOA Option will not trigger the rights issued under the Rights Agreement.

     In connection with the Merger Agreement, First of America amended its Bylaws to opt out of Chapter 7B of the Michigan
Business Corporation Act, as amended, governing control share acquisitions.

     In connection with the execution of the Merger Agreement, First of America's and National City's Boards of Directors terminated their authorizations for the repurchase of their respective shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of November 30, 1997, by and between National City Corporation and First of America Bank Corporation is incorporated herein by reference to Exhibit 2.1 to NCC's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 1997 (the "NCC 8-K").

          2.2  Stock Option Agreement, dated as of November 30,
               1997, between National City Corporation (as
               Grantee) and First of America Bank Corporation (as
               Issuer) is incorporated herein by reference to
               Exhibit 2.2 to the NCC 8-K.

          2.3  Stock Option Agreement, dated as of November 30,
               1997, between National City Corporation (as
               Issuer) and First of America Bank Corporation (as
               Grantee) is filed herewith.

          99.1 Press Release issued by National City Corporation and First of America Bank Corporation on December
               1, 1997 is incorporated herein by reference to
               Exhibit 99.1 to the NCC 8-K.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST OF AMERICA BANK CORPORATION

Dated:  December 12, 1997          By:  /s/  THOMAS W. LAMBERT
                                             Thomas W. Lambert
                                             Executive Vice
                                               President and
                                               Chief Financial
                                               Officer


                          EXHIBIT INDEX

Exhibit Number Description

     2.3       Stock Option Agreement, dated as of November 30,
               1997, between National City Corporation (as
               Issuer) and First of America Bank Corporation (as
               Grantee).


                                                   Exhibit 2.3

                      STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT, dated as of November 30, 1997, between National City Corporation, a Delaware corporation
("Issuer"), and First of America Bank Corporation, a Michigan corporation ("Grantee").

                       W I T N E S S E T H:

          WHEREAS, as a condition to, and contemporaneous with the execution of this Stock Option Agreement the parties are entering into an Agreement and Plan of Merger dated November 30 1997 (Agreement) and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafer defined):

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Agreement, the parties hereto agree as follows:

          1.  (a)  Issuer hereby grants to Grantee an
unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 21,110,884 fully paid and nonassessable shares of Common Stock, par value $4.00 ("Common Stock"), of Issuer at a price of $66.75 share; provided, however, that in the event Issuer issues or agrees to issue any shares of Common Stock at a price less than $66.75 per share (as adjusted pursuant to subsection 5(b)), such price shall be equal to such lesser price (such price, as adjusted if applicable, the "Option Price"); provided further that in no event shall the number of shares for which this Option is exercisable together with the number of shares owned by Grantee other than Trust Account Shares (as defined in the Agreement exceed 10.0% of the Issuer's issued and outstanding common shares without giving effect to any shares subject or issued pursuant to the Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

          (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Stock Option Agreement, the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, together with the number of shares owned by Grantee other than Trust Account Shares equals 10.0% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Stock Option Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Agreement.

          2. (a) The Holder (as hereinafter defined) may exercise the Option, in whole or part, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter defined) shall have occurred prior to the occurrence of an Exercise Termination Event
(as hereinafter defined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 30 days following such


Subsequent Triggering Event (or such later date as provided in Section 10). Each of the following shall be an Exercise Termination Event: (i) immediately prior to the Effective Time of the Merger; (ii) termination of the Agreement in accordance with the provisions thereof (other than a termination resulting from a willful breach by Issuer of any provision of the Agreement) if such termination occurs prior to the occurrence of an Initial Triggering Event; or (iii) the passage of twelve months after termination of the Agreement if such termination follows the occurrence of an Initial Triggering Event (provided that if an Initial Triggering Event continues or another Initial Triggering Event occurs beyond such termination, the Exercise Termination Event shall be twelve months from the expiration of the Last Triggering Event but in no event more than 18 months after such termination). The "Last Triggering Event" shall mean the last Initial Triggering Event to occur. The term "Holder" shall mean the holder or holders of the Option.

          (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

               (i) Issuer or any of its subsidiaries (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in, or the Issuer s board of directors recommends that stockholders of the Issuer approve or accept, an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Stock Option Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations thereunder) other than Grantee or any of its subsidiaries (each a "Grantee Subsidiary") or the board of directors of Issuer shall have recommended that the stockholders of Issuer approve or accept any Acquisition Transaction other than as contemplated by the Agreement. For purposes of this Stock Option Agreement, "Acquisition Transaction" shall mean (a) a merger or consolidation, or any similar transaction, involving Issuer or any of Issuer's subsidiaries where the Issuer or any Issuer Subsidiary is not the surviving entity,
     (b) a purchase, lease or other acquisition of all or substantially all of the assets of Issuer or any Issuer Subsidiary, (c) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 20% or more of the voting power of Issuer or (d) any substantially similar transaction; (The term Acquisition Transaction specifically does not include any merger or consolidation among Issuer and/or Issuer Subsidiaries.)

               (ii) The Board of Directors of Issuer does not recommend that the stockholders of Issuer approve the Agreement or publicly withdraws or modifies, or publicly announces its intention to withdraw or modify, in any manner adverse to the Grantee, its recommendation that its stockholders approve the Agreement in anticipation of engaging in an Acquisition Transaction;


               (iii) Any person other than Grantee, any Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity shall have acquired beneficial ownership or the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Stock Option Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder);

               (iv)  Any person other than Grantee or any Grantee
     Subsidiary shall have made a bona fide proposal to Issuer or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

               (v) After a proposal is made by a third party to Issuer or its stockholders to engage in an Acquisition Transaction, Issuer shall have breached any covenant or obligation contained in the Agreement and such breach (x) would entitle Grantee to terminate the Agreement and (y) shall not have been cured prior to the Notice Date (as defined below); or

               (vi) Any person other than Grantee or any Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with The Board of Governors of the Federal Reserve System (the "FRB"), the Office of Thrift Supervision ( OTS ) or other governmental authority or regulatory or administrative agency or commission, domestic or foreign (each, a "Government Entity"), for approval to engage in an Acquisition Transaction.


          (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

               (i) The acquisition by any person, other than any Grantee Subsidiary or any Issuer Subsidiary in a fiduciary capacity, of beneficial ownership of 30% or more of the then outstanding Common Stock; or

               (ii)  The occurrence of the Initial Triggering
     Event described in clause (i) of subsection 2(b), except that the percentage referred to in clause (c) shall be 30%.

          (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

          (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice
(the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the


Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or approval of the FRB or any other Governmental Entity is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run from the later of (x) the date on which any required notification periods have expired or been terminated and (y) the date on which such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the option shall be deemed to occur on the Notice Date relating thereto.

          (f) At the closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

          (g) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder, and the Holder shall deliver to Issuer a copy of this Stock Option Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Stock Option Agreement.

          (h) Certificates for Common Stock delivered at a closing hereunder shall be endorsed with a restrictive legend that shall read substantially as follows:

     "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended
(the "1933 Act") in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission (the "SEC"), or an opinion of counsel, in form and substance satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act; (ii) the reference to the provisions of this Stock Option Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Stock Option Agreement and under circumstances that do


not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

          (i) Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay all expenses, and any and all United States Federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

          3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer; (iii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Paragrah l8a and regulations promulgated thereunder and (y) in the event, under the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the FRB or to any other Governmental Entity is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and providing such information to each such Governmental Entity as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; and (iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

          4. This Stock Option Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Stock Option Agreement at the principal office of Issuer, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Stock Option Agreement" and "Option" as used herein include any Stock Option Agreements and related options for which this Stock Option Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably


satisfactory to it of the loss, theft, destruction or mutilation of this Stock Option Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Stock Option Agreement, if mutilated, Issuer will execute and deliver a new Stock Option Agreement of like tenor and date. Any such new Stock Option Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Stock Option Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

          5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Stock Option Agreement, the number of shares of Common Stock purchasable upon the exercise of the Option shall be subject to adjustment from time to time as provided in this Section 5.

               (a) In the event of any change in Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise hereof shall be appropriately adjusted.

               (b) Whenever the number of shares of Common Stock purchasable upon exercise hereof is adjusted as provided in this
Section 5, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which shall be equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which shall be equal to the number of shares of Common Stock purchasable after the adjustment.

          6.  Upon the occurrence of a Subsequent Triggering
Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee delivered within 30 days (or such later date as may be provided pursuant to Section 10) of such Subsequent Triggering Event (whether on its own behalf or on behalf of any subsequent holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a shelf registration statement under the 1933 Act covering any shares issued and issuable pursuant to this Option and shall use its best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of any shares of Common Stock issued upon total or partial exercise of this option ("Option Shares") in accordance with any plan of disposition requested by Grantee; provided, however, that Issuer may postpone filing a registration statement relating to a registration request by Grantee under this Section 6 for a period of time (not in excess of 180 days) if in its judgment such filing would require the disclosure of material information that Issuer has a bona fide business purpose for preserving as confidential. Issuer will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations. If requested by any such Holder in


connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of Option Shares as provided above, Issuer is in the process of registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the offering or inclusion of the Holder's Option or Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be issued by the Holder and Issuer in the aggregate; provided further, however, that if such reduction occurs, then the Issuer shall file a registration statement for the balance as promptly as practical and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. Upon receiving any request under this
Section 6 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 6, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies.

          7. (a) Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, (i) at the request of the Holder, delivered within 30 days of the Subsequent Trigger Event (or such later period as may be provided pursuant to Section 10), Issuer shall repurchase the Option from the Holder at a price (the "Option Repurchase Price") equal to
(x) the amount by which (A) the market/offer price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised plus (y)
Grantee's Out-of-Pocket Expenses (as defined below) (to the extent not previously reimbursed) and (ii) at the request of the owner of Option Shares from time to time (the "Owner"), delivered within 30 days of a Subsequent Trigger Event (or such later period as may be provided pursuant to Section 10), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to (x) the market/ offer price multiplied by the number of Option Shares so designated plus (y) Grantee's Out-of-Pocket Expenses (to the extent not previously reimbursed).
The term "Out-of-Pocket Expenses" shall mean Grantee's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Agreement, including, without limitation, legal, accounting and investment banking fees. The term "market/offer price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made after the date hereof, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, (iii) the highest closing


price for shares of Common Stock within the 30-day period immediately preceding the date the Holder gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be, or
(iv) in the event of a sale of all or substantially all of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder or Owner, as the case may be, whose determination shall be conclusive and binding on all parties.

          (b) The Holder or the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and any Option Shares pursuant to this Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Stock Option Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that the Holder or the Owner, as the case may be, elects to require Issuer to repurchase this Option and/or the Option Shares in accordance with the provisions of this Section 7. As promptly as practicable, and in any event within five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto, Issuer shall deliver or cause to be delivered to the Holder the Option Repurchase Price and/or to the Owner the Option Share Repurchase Price therefor or the portion thereof that Issuer is not then prohibited under applicable law and regulation from so delivering.

          (c) To the extent that Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify the Holder and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to the Holder and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to subsection (b) of this Section 7 is prohibited under applicable law or regulation, or as a consequence of administrative policy, from delivering to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), the Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Purchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering; and (ii) deliver, as


appropriate, either (A) to the Holder, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the sum of (x) the portion thereof theretofore delivered to the Holder and (y) Out-of-Pocket Expenses and the denominator of which is the Option Repurchase Price less Out-of-Pocket Expenses, or (B) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing, assuming that the portion of the Option Share Repurchase Price theretofore delivered is first applied to the payment of Out-of-Pocket Expenses and then to the repurchase of Option Shares.

          8. (a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate or merge with any person, other than Grantee or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

          (b)  The following terms have the meanings indicated:

               (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

               (2) "Substitute Common Stock" shall mean the common stock to be issued by the issuer of the Substitute
     Option upon exercise of the Substitute Option.

               (3) "Assigned Value" shall mean the market/offer price, as defined in Section 7.

               (4) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price


     of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided, that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

          (c) The Substitute Option shall have the same terms as the Option, provided, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Stock Option Agreement, which shall be applicable to the Substitute Option.

          (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable, divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

          (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for a number of shares that together with the number of shares owned by Grantee, other than Trust Account Shares, is more than 10.0% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 10.0% of the shares of Substitute Common Stock outstanding prior to exercise but for this clause (e), the issuer of the Substitute Option (the "Substitute Option Issuer") shall make a cash payment to the Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by the Holder.

          (f) Issuer shall not enter into any transaction described in subsection (a) of this Section 8 unless the Acquiring Corporation and any person that controls the Acquiring
Corporation assume in writing all the obligations of Issuer hereunder.

          9.  (a)  At the request of the holder of the Substitute
Option (the "Substitute Option Holder"), the issuer of the
Substitute Option (the "Substitute Option Issuer") shall repurchase the Substitute Option from the Substitute Option
Holder at a price (the "Substitute Option Repurchase Price") equal to (x) the amount by which (i) the Highest Closing Price
(as hereinafter defined) exceeds (ii) the exercise price of the


Substitute Option, multiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised plus (y) Grantee's Out-of-Pocket Expenses (to the extent not previously reimbursed), and at the request of the owner (the "Substitute Share Owner") of shares of Substitute Common Stock (the "Substitute Shares"), the Substitute Option issuer shall repurchase the Substitute Shares at a price (the "Substitute Share Repurchase Price") equal to (x) the Highest Closing Price multiplied by the number of Substitute Shares so designated plus (y) Grantee's Out-of-Pocket Expenses (to the extent not previously reimbursed). The term "Highest Closing Price" shall mean the highest closing price for shares of Substitute Common Stock within the 30-day period immediately preceding the date the Substitute Option Holder gives notice of the required repurchase of the Substitute Option or the Substitute Share Owner gives notice of the required repurchase of the Substitute Shares, as applicable.

          (b) The Substitute Option Holder or the Substitute Share Owner, as the case may be, may exercise its respective right to require the Substitute Option Issuer to repurchase the Substitute Option and the Substitute Shares pursuant to this
Section 9 by surrendering for such purpose to the Substitute Option Issuer, at its principal office, the agreement for such Substitute Option (or, in the absence of such an agreement, a copy of this Stock Option Agreement) and certificates for Substitute Shares accompanied by a written notice or notices stating that the Substitute Option Holder or the Substitute Share Owner, as the case may be, elects to require the Substitute Option Issuer to repurchase the Substitute Option and/or the Substitute Shares in accordance with the provisions of this
Section 9. As promptly as practicable, and in any event within five business days after the surrender of the Substitute Option and/or certificates representing Substitute Shares and the receipt of such notice or notices relating thereto, the Substitute Option Issuer shall deliver or cause to be delivered to the Substitute Option Holder the Substitute Option Repurchase Price and/or to the Substitute Share Owner the Substitute Share Repurchase Price therefor or the portion thereof which the Substitute Option Issuer is not then prohibited under applicable law and regulation from so delivering.

          (c) To the extent that the Substitute Option Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, from repurchasing the Substitute Option and/or the Substitute Shares in part or in full, the Substitute Option Issuer shall immediately so notify the Substitute Option Holder and/or the Substitute Share Owner and thereafter deliver or cause to be delivered, from time to time, to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the portion of the Substitute Share Repurchase Price, respectively, which it is no longer prohibited from delivering, within five business days after the date on which the Substitute Option Issuer is no longer so prohibited; provided, however, that if the Substitute Option Issuer is at any time after delivery of a notice of repurchase pursuant to subsection (b) of this Section 9 prohibited under applicable law or regulation, or as a consequence of administrative policy, from delivering to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the Substitute Option Repurchase


Price and the Substitute Share Repurchase Price, respectively, in full (and the Substitute Option Issuer shall use its best efforts to receive all required regulatory and legal approvals as promptly as practicable in order to accomplish such repurchase), the Substitute Option Holder or Substitute Share Owner may revoke its notice of repurchase of the Substitute Option or the Substitute Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, the Substitute Option Issuer shall promptly (i) deliver to the Substitute Option Holder or Substitute Share Owner, as appropriate, that portion of the Substitute Option Repurchase Price or the Substitute Share Repurchase Price that the Substitute Option Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Substitute Option Holder, a new Substitute Option evidencing the right of the Substitute Option Holder to purchase that number of shares of the Substitute Common Stock obtained by multiplying the number of shares of the Substitute Common Stock for which the surrendered Substitute Option was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Substitute Option Repurchase Price less the sum of (x) the portion thereof theretofore delivered to the Substitute Option Holder and (y) Out-of-Pocket Expenses and the denominator of which is the Substitute Option Repurchase Price less Out-of-Pocket Expenses, or (B) to the Substitute Share Owner, a certificate for the Substitute Option Shares it is then so prohibited from repurchasing, assuming that the portion of the Substitute Share Repurchase Price theretofore delivered is first applied to the payment of Out-of-Pocket Expenses and then to the repurchase of Substitute Shares.

          10. The 30-day period for exercise of certain rights under Sections 2, 6, 7 and 12 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; (ii) during the pendency of any temporary restraining order, injuction or other legal ban to the exercise of such rights and (iii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

          11. Issuer hereby represents and warrants to Grantee as follows:

          (a) Issuer has full corporate power and authority to execute and deliver this Stock Option Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Stock Option Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Stock Option Agreement or to consummate the transactions so contemplated. This Stock Option Agreement has been duly and validly executed and delivered by Issuer. This Stock Option Agreement is the valid and legally binding obligation of Issuer.

          (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Stock Option


Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

          12. Neither of the parties hereto may assign any of its rights and obligations under this Stock Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the express provisions hereof, may assign in whole or in part its rights and obligations hereunder within 30 days following such Subsequent Triggering Event (or such later period as may be provided pursuant to Section 10); provided, however, that until the date 30 days following the date of any required approvals of the FRB under the Bank Holding Company Act to acquire the shares of Common Stock subject to the Option is received by the Grantee, Grantee may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of Issuer, (iii) an assignment to a single party (e.q., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on Grantee's behalf, or (iv) any other manner approved by the FRB.

          13. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and Governmental Entities necessary to the consummation of the transactions contemplated by this Stock Option Agreement, including without limitation making application to list the shares of Common Stock issuable hereunder on the New York Stock Exchange upon official notice of issuance and making any necessary applications to the FRB under the Bank Holding Company Act for approval to acquire the shares issuable hereunder.

          14. Notwithstanding anything to the contrary herein, in the event that the Holder or Owner or any affiliate (as defined in Rule 12b-2 of the rules and regulations under the 1934
Act) thereof is a person making an offer or proposal to engage in an Acquisition Transaction (other than the Merger), then (i) in the case of a Holder or any affiliate thereof, the Option held by it shall immediately terminate and be of no further force or effect, and (ii) in the case of an Owner or any affiliate thereof, the Option Shares held by it shall be immediately repurchasable by Issuer at the Option Price.

          15. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Stock Option
Agreement by either party hereto and that the obligations of the parties shall hereto be enforceable by either party hereto through injunctive or other equitable relief.


          16. If any term, provision, covenant or restriction contained in this Stock Option Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Stock Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Section 1(b) or 5 hereof), it is the express intention of Issuer to allow the Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

          17. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Agreement.

          18. This Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          19. This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          20. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          21. Except as otherwise expressly provided herein or in the Agreement, this Stock Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Stock Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Stock Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assigns, any rights, remedies, obligations or liabilities under or by reason of this Stock Option Agreement, except as expressly provided herein.

          22. Terms used in this Stock Option Agreement and not defined herein but defined in the Agreement shall have the meanings assigned thereto in the Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Stock Option Agreement to be executed on its behalf by their


officers thereunto duly authorized, all as of the date first above written.

                                   NATIONAL CITY CORPORATION


                                 By:/S/ VINCENT A. DIGIROLAMO
                                      Vincent A. DiGirolamo
                                      Vice Chairman




                                FIRST OF AMERICA BANK CORPORATION


                                 By:/S/ RICHARD F. CHORMANN
                                      Richard F. Chormann
                                      Chairman, President and
                                        Chief Executive Officer